Exhibit 99.2
Financial Supplement
Financial Information
as of December 31, 2006
(UNAUDITED)
The following supplement of information is provided to assist in your understanding of
Platinum Underwriters Holdings, Ltd.
This report is for informational purposes only. It should be read in conjunction with documents filed with the SEC by Platinum Underwriters Holdings, Ltd., including the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.
Our Investors Relations Department can be reached at (441) 298-0760.

Platinum Underwriters Holdings, Ltd.
Overview
December 31, 2006
Address:
Platinum Underwriters Holdings, Ltd.
The Belvedere Building
69 Pitts Bay Road
Pembroke HM 08
Bermuda
Investor Information:
Lily Outerbridge
Vice President, Director of Investor Relations
Tel: (441) 298-0760
Fax: (441) 296-0528
Email: louterbridge@platinumre.com
Website:
www.platinumre.com
Publicly Traded Equity Securities:
Common Shares (NYSE: PTP)
Preferred Shares (NYSE: PTP.A)
Note on Non-GAAP Financial Measures:
In presenting the Company’s results, management has included certain schedules containing financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). Such measures, including segment underwriting income or loss, related underwriting ratios and fully converted book value per common share, are referred to as non-GAAP. These non-GAAP measures may be defined or calculated differently by other companies. Management believes these measures, which are used to monitor the results of operations, assist in understanding the Company. These measures should not be viewed as a substitute for those determined in accordance with GAAP. Reconciliations of such measures to the most comparable GAAP figures such as income or loss before income tax expense or benefit and total shareholders’ equity are included within this financial supplement in accordance with Regulation G.
Safe Harbor Statement Regarding Forwarding-Looking Statements:
Management believes certain statements in this financial supplement may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as “may,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “potential,” or words of similar import. Forward-looking statements are necessarily based on estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and risks, many of which are subject to change. These uncertainties and risks include, but are not limited to, conducting operations in a competitive environment; our ability to maintain our A.M. Best Company, Inc. rating; significant weather-related or other natural or man-made disasters over which the Company has no control; the effectiveness of our loss limitation methods and pricing models; the adequacy of the Company’s liability for unpaid losses and loss adjustment expenses; the availability of retrocessional reinsurance on acceptable terms; our ability to maintain our business relationships with reinsurance brokers; general political and economic conditions, including the effects of civil unrest, acts of terrorism, war or a prolonged U.S. or global economic downturn or recession; the cyclicality of the property and casualty reinsurance business; market volatility and interest rate and currency exchange rate fluctuation; tax, regulatory or legal restrictions or limitations applicable to the Company or the property and casualty reinsurance business generally; and changes in the Company’s plans, strategies, objectives, expectations or intentions, which may happen at any time at the Company’s discretion. As a consequence, current plans, anticipated actions and future financial condition and results may differ from those expressed in any forward-looking statements made by or on behalf of the Company. Additionally, forward-looking statements speak only as of the date they are made, and we undertake no obligation to release publicly the results of any future revisions or updates we may make to forward-looking statements to reflect new information or circumstances after the date hereof or to reflect the occurrence of future events.

Platinum Underwriters Holdings, Ltd.
Table of Contents
December 31, 2006

Page:
Section:
Balance Sheet:
a. Condensed Consolidated Balance Sheets	3
Statements of Operations:
a. Consolidated Statements of Operations and Comprehensive Income (Loss) — Summary	4
b. Consolidated Statements of Operations and Comprehensive Income (Loss) — by Quarter	5
Earnings and Book Value Per Common Share Analysis:
a. Computation of Basic and Diluted Earnings (Loss) Per Common Share — Summary	6
b. Computation of Basic and Diluted Earnings (Loss) Per Common Share — by Quarter	7
c. Fully Converted Book Value Per Common Share	8
Cash Flow Statement:
a. Condensed Statements of Cash Flows — Summary	9
b. Condensed Statements of Cash Flows — by Quarter	10
Segment Data:
a. Segment Reporting — Three Month Summary	11
b. Segment Reporting — Twelve Month Summary	12
c. Property and Marine Segment — by Quarter	13
d. Casualty Segment — by Quarter	14
e. Finite Risk Segment — by Quarter	15
Net Premiums Written Data:
a. Net Premiums Written — Supplemental Information	16
b. Premiums by Line of Business — Three Month Summary	17
c. Premiums by Line of Business — Twelve Month Summary	18
Other Company Data:
a. Key Ratios, Share Data, Ratings	19
Investments:
a. Investment Portfolio	20
b. Net Realized Gains (Losses) on Investments — by Country	21
Loss Reserves:
a. Analysis of Losses and LAE	22
b. Summary of Favorable (Unfavorable) Development of Losses and Related Premiums & Commissions	23
Exposures:
a. Estimated Exposures to Peak Zone Property Catastrophe Losses	24

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Balance Sheets
December 31, 2006
(amounts in thousands, except per share amounts)

	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005
Assets
Investments	$3,350,162	3,367,474	3,224,454	3,234,490	$3,000,889
Cash, cash equivalents and short-term investments	878,775	815,825	786,406	650,639	829,539
Reinsurance premiums receivable	377,183	385,052	401,746	517,429	567,449
Accrued investment income	32,682	30,356	32,489	29,581	29,230
Reinsurance balances (prepaid and recoverable)	67,636	79,639	97,823	92,388	76,109
Deferred acquisition costs	82,610	90,195	98,532	105,699	130,800
Funds held by ceding companies	238,499	249,359	250,077	266,541	291,629
Other assets	66,020	48,885	61,354	59,450	228,730

Total assets	$5,093,567	5,066,785	4,952,881	4,956,217	$5,154,375

Liabilities
Unpaid losses and loss adjustment expenses	$2,368,482	2,358,801	2,343,605	2,371,916	$2,323,990
Unearned premiums	349,792	399,524	449,672	474,433	502,018
Debt obligations	292,840	292,840	292,840	292,840	292,840
Commissions payable	140,835	143,672	141,823	142,826	186,654
Other liabilities	83,557	98,420	86,110	96,364	308,624

Total liabilities	3,235,506	3,293,257	3,314,050	3,378,379	3,614,126

Total shareholders’ equity	1,858,061	1,773,528	1,638,831	1,577,838	1,540,249

Total liabilities and shareholders’ equity	$5,093,567	5,066,785	4,952,881	4,956,217	$5,154,375

Book value per common share (a)	$28.33	26.93	24.71	23.83	$23.22

(a)	Book value per common share is based on shareholders’ equity excluding capital attributable to preferred shares and actual common shares outstanding including unvested restricted common shares. Unvested restricted common shares were as follows:
December 31, 2006 — 86,937; September 30, 2006 — 93,080; June 30, 2006, March 31, 2006 and December 31, 2005 — 97,252.

Platinum Underwriters Holdings, Ltd.
Consolidated Statements of Operations and Comprehensive Income (Loss) — Summary
(amounts in thousands, except per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31, 2006	December 31, 2005	December 31, 2006	December 31, 2005
Revenue
Net premiums earned	$315,726	442,825	1,336,701	$1,714,723
Net investment income	50,822	37,195	187,987	129,445
Net realized gains (losses) on investments	1,068	(1,984)	1,090	(3,046)
Other expense	(945)	(385)	(2,872)	(586)

Total revenue	366,671	477,651	1,522,906	1,840,536

Expenses
Net losses and LAE	174,936	462,257	760,602	1,505,425
Net acquisition expenses	65,638	107,100	285,923	403,135
Other underwriting expenses	16,232	14,467	71,296	55,669
Corporate expenses	7,530	3,792	24,194	14,158
Net foreign currency exchange (gains) losses	(277)	241	(738)	2,111
Interest expense	5,453	6,820	21,805	20,006
Loss on repurchase of debt	—	2,486	—	2,486

Total expenses	269,512	597,163	1,163,082	2,002,990

Income (loss) before income tax expense (benefit)	97,159	(119,512)	359,824	(162,454)
Income tax expense (benefit)	11,209	(16,976)	30,167	(24,967)

Net income (loss)	85,950	(102,536)	329,657	(137,487)
Preferred dividends	2,602	737	10,382	737

Net income (loss) attributable to common shareholders	$83,348	(103,273)	319,275	$(138,224)

Basic
Weighted average common shares outstanding	59,621	53,339	59,371	45,915
Basic earnings (loss) per common share	$1.40	(1.94)	5.38	$(3.01)

Diluted
Adjusted weighted average common shares outstanding	67,091	53,339	66,498	45,915
Diluted earnings (loss) per common share	$1.28	(1.94)	4.96	$(3.01)

Comprehensive income (loss)
Net income (loss)	$85,950	(102,536)	329,657	$(137,487)
Other comprehensive income (loss), net of deferred taxes	2,208	(15,000)	(3,571)	(52,970)

Comprehensive income (loss)	$88,158	(117,536)	326,086	$(190,457)

Platinum Underwriters Holdings, Ltd.
Consolidated Statements of Operations and Comprehensive Income (Loss) — by Quarter
(amounts in thousands, except per share amounts)

	Three Months Ended
	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005
Revenue
Net premiums earned	$315,726	339,609	337,065	344,301	$442,825
Net investment income	50,822	48,302	45,348	43,515	37,195
Net realized gains (losses) on investments	1,068	(57)	14	65	(1,984)
Other income (expense)	(945)	1,714	(2,324)	(1,317)	(385)

Total revenue	366,671	389,568	380,103	386,564	477,651

Expenses
Net losses and LAE	174,936	191,428	187,464	206,774	462,257
Net acquisition expenses	65,638	74,994	76,052	69,239	107,100
Other underwriting expenses	16,232	20,063	17,713	17,288	14,467
Corporate expenses	7,530	5,285	5,679	5,700	3,792
Net foreign currency exchange (gains) losses	(277)	228	(414)	(275)	241
Interest expense	5,453	5,452	5,450	5,450	6,820
Loss on repurchase of debt	—	—	—	—	2,486

Total expenses	269,512	297,450	291,944	304,176	597,163

Income (loss) before income tax expense (benefit)	97,159	92,118	88,159	82,388	(119,512)
Income tax expense (benefit)	11,209	7,195	6,411	5,352	(16,976)

Net income (loss)	85,950	84,923	81,748	77,036	(102,536)
Preferred dividends	2,602	2,602	2,602	2,576	737

Net income (loss) attributable to common shareholders	$83,348	82,321	79,146	74,460	$(103,273)

Basic
Weighted average common shares outstanding	59,621	59,537	59,224	59,097	53,339
Basic earnings (loss) per common share	$1.40	1.38	1.34	1.26	$(1.94)

Diluted
Adjusted weighted average common shares outstanding	67,091	66,520	65,725	66,597	53,339
Diluted earnings (loss) per common share	$1.28	1.28	1.24	1.16	$(1.94)

Comprehensive income (loss)
Net income (loss)	$85,950	84,923	81,748	77,036	$(102,536)
Other comprehensive income (loss), net of deferred taxes	2,208	53,941	(24,409)	(35,311)	(15,000)

Comprehensive income (loss)	$88,158	138,864	57,339	41,725	$(117,536)

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings (Loss) Per Common Share — Summary
(amounts in thousands, except per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005
Earnings
Basic
Net income (loss) attributable to common shareholders	$83,348	(103,273)	319,275	$(138,224)

Diluted
Net income (loss) attributable to common shareholders	83,348	(103,273)	319,275	(138,224)
Effect of dilutive securities:
Preferred share dividends	2,602	—	10,382	—

Adjusted net income (loss) for diluted earnings per share	$85,950	(103,273)	329,657	$(138,224)

Common Shares
Basic
Weighted average common shares outstanding	59,621	53,339	59,371	45,915

Diluted
Weighted average common shares outstanding	59,621	53,339	59,371	45,915
Effect of dilutive securities:
Conversion of preferred shares	5,673	—	5,750	—
Common share options	1,666	—	1,300	—
Restricted common shares and common share units	131	—	77	—

Adjusted weighted average common shares outstanding	67,091	53,339	66,498	45,915

Earnings (Loss) Per Common Share
Basic earnings (loss) per common share	$1.40	(1.94)	5.38	$(3.01)

Diluted earnings (loss) per common share	$1.28	(1.94)	4.96	$(3.01)

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings (Loss) Per Common Share — by Quarter
(amounts in thousands, except per share amounts)

	Three Months Ended
	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005
Earnings
Basic
Net income (loss) attributable to common shareholders	$83,348	82,321	79,146	74,460	$(103,273)

Diluted
Net income (loss) attributable to common shareholders	83,348	82,321	79,146	74,460	(103,273)
Effect of dilutive securities:
Preferred share dividends	2,602	2,602	2,602	2,576	—

Adjusted net income (loss) for diluted earnings per share	$85,950	84,923	81,748	77,036	$(103,273)

Common Shares
Basic
Weighted average common shares outstanding	59,621	59,537	59,224	59,097	53,339

Diluted
Weighted average common shares outstanding	59,621	59,537	59,224	59,097	53,339
Effect of dilutive securities:
Conversion of preferred shares	5,673	5,750	5,750	5,690	—
Common share options	1,666	1,151	692	1,741	—
Restricted common shares and common share units	131	82	59	69	—

Adjusted weighted average common shares outstanding	67,091	66,520	65,725	66,597	53,339

Earnings (Loss) Per Common Share
Basic earnings (loss) per common share	$1.40	1.38	1.34	1.26	$(1.94)

Diluted earnings (loss) per common share	$1.28	1.28	1.24	1.16	$(1.94)

Platinum Underwriters Holdings, Ltd.
Fully Converted Book Value Per Common Share
December 31, 2006

	Conversion		Conversion
	Multiple /		Amount	Shares		Book Value Per
	Strike Price		($000)	(000)		Common Share
Total shareholders’ equity as of December 31, 2006			$1,858,061
Equity from issuance of preferred shares			(167,509)

Book value per common share			$1,690,552	59,672	(a)	$28.33

Preferred shares:
Conversion of preferred shares to common shares	0.982		167,509	5,645	(b)	0.11

Common share options:
St. Paul Travelers	27.00		—	757		(0.31)
RenaissanceRe	27.00		—	316		(0.13)

Management and directors’ options	24.02	(c)	81,590	3,396	(d)	(0.20)

Directors’ and officers’ restricted common share units			—	375		(0.15)

Fully converted book value per common share as of December 31, 2006			$1,939,651	70,161		$27.65

(a)	As of December 31, 2006 there were 59,671,959 common shares issued and outstanding. Included in this number were 86,937 of restricted common shares issued but unvested.

(b)	On February 15, 2009, the mandatory conversion date of the preferred shares, each preferred share will automatically convert into a number of common shares based on the volume-weighted average price per common share for the 20 consecutive trading days ending on the third trading day prior to February 15, 2009. The fully converted book value above has been calculated on this basis assuming a conversion date of December 31, 2006. However, if any preferred shares are actually tendered for conversion prior to the mandatory conversion date, such shares will convert to common shares at a rate of 0.7874. If the conversion rate of 0.7874 had been used above, the number of common shares issued in conversion would be 4,528,000.

(c)	Weighted average strike price of options with a price below $30.94, the closing share price at December 31, 2006.

(d)	Excludes 70,000 options with a weighted average strike price greater than $32.67.
See Note on Non-GAAP Financial Measures on page 1.

Platinum Underwriters Holdings, Ltd.
Condensed Statements of Cash Flows — Summary
($ in thousands)

	Three Months Ended		Twelve Months Ended
	December 31, 2006	December 31, 2005	December 31, 2006	December 31, 2005
Net cash provided by operating activities	$66,803	38,654	526,801	$597,674

Net cash provided by (used in) investing activities	18,157	58,146	(480,023)	(730,568)

Net cash provided by (used in) financing activities	(6,631)	332,309	(15,872)	743,743

Net increase in cash and cash equivalents	$78,329	429,109	30,906	$610,849

Platinum Underwriters Holdings, Ltd.
Condensed Statements of Cash Flows — by Quarter
($ in thousands)

	Three Months Ended
	December	September	June	March	December
	31, 2006	30, 2006	30, 2006	31, 2006	31, 2005
Net cash provided by operating activities	$66,803	122,893	150,149	186,956	$38,654

Net cash provided by (used in) investing activities	18,157	(54,769)	(11,048)	(432,363)	58,146

Net cash provided by (used in) financing activities	(6,631)	(5,631)	1,699	(5,309)	332,309

Net increase (decrease) in cash and cash equivalents	$78,329	62,493	140,800	(250,716)	$429,109

Platinum Underwriters Holdings, Ltd.
Segment Reporting — Three Month Summary
($ in thousands)

	Three Months Ended December 31, 2006				Three Months Ended December 31, 2005
	Property and				Property and
	Marine	Casualty	Finite Risk	Total	Marine	Casualty	Finite Risk	Total
Net premiums written	$91,023	173,725	10,825	$275,573	$121,703	187,813	81,262	$390,778

Net premiums earned	106,637	191,173	17,916	315,726	154,454	201,088	87,283	442,825

Net losses and LAE	41,024	128,728	5,184	174,936	264,442	136,422	61,393	462,257
Net acquisition expenses	15,122	47,692	2,824	65,638	24,546	51,135	31,419	107,100
Other underwriting expenses	12,245	3,535	452	16,232	6,479	6,511	1,477	14,467

Total underwriting expenses	68,391	179,955	8,460	256,806	295,467	194,068	94,289	583,824

Segment underwriting income (loss)	$38,246	11,218	9,456	58,920	$(141,013)	7,020	(7,006)	(140,999)

Net investment income				50,822				37,195
Net realized gains (losses) on investments				1,068				(1,984)
Net foreign currency exchange gains (losses)				277				(241)
Other expense				(945)				(385)
Corporate expenses not allocated to segments				(7,530)				(3,792)
Interest expense				(5,453)				(6,820)
Loss on repurchase of debt				—				(2,486)

Income (loss) before income tax expense (benefit)				$97,159				$(119,512)

GAAP underwriting ratios:
Loss and LAE	38.5%	67.3%	28.9%	55.4%	171.2%	67.8%	70.3%	104.4%
Acquisition expense	14.2%	24.9%	15.8%	20.8%	15.9%	25.4%	36.0%	24.2%
Other underwriting expense	11.5%	1.8%	2.5%	5.1%	4.2%	3.2%	1.7%	3.3%

Combined	64.2%	94.0%	47.2%	81.3%	191.3%	96.4%	108.0%	131.9%

Statutory underwriting ratios:
Loss and LAE	38.5%	67.3%	28.9%	55.4%	171.2%	67.8%	70.3%	104.4%
Acquisition expense	13.7%	25.3%	13.0%	21.0%	15.2%	26.1%	38.8%	25.4%
Other underwriting expense	13.5%	2.0%	4.2%	5.9%	5.3%	3.5%	1.8%	3.7%

Combined	65.7%	94.6%	46.1%	82.3%	191.7%	97.4%	110.9%	133.5%

See Note on Non-GAAP Financial Measures on page 1.
The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1)	Net losses & LAE are divided by net premiums earned;

(2)	Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and

(3)	Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Segment Reporting — Twelve Month Summary
($ in thousands)

	Twelve Months Ended December 31, 2006				Twelve Months Ended December 31, 2005
	Property and				Property and
	Marine	Casualty	Finite Risk	Total	Marine	Casualty	Finite Risk	Total
Net premiums written	$424,929	757,675	(5,991)	$1,176,613	$575,055	809,031	333,636	$1,717,722

Net premiums earned	448,959	764,341	123,401	1,336,701	569,173	789,629	355,921	1,714,723

Net losses and LAE	145,900	522,815	91,887	760,602	756,742	511,609	237,074	1,505,425
Net acquisition expenses	70,905	188,717	26,301	285,923	93,983	194,397	114,755	403,135
Other underwriting expenses	39,887	27,022	4,387	71,296	26,074	24,690	4,905	55,669

Total underwriting expenses	256,692	738,554	122,575	1,117,821	876,799	730,696	356,734	1,964,229

Segment underwriting income (loss)	$192,267	25,787	826	218,880	$(307,626)	58,933	(813)	(249,506)

Net investment income				187,987				129,445
Net realized gains (losses) on investments				1,090				(3,046)
Net foreign currency exchange gains (losses)				738				(2,111)
Other expense				(2,872)				(586)
Corporate expenses not allocated to segments				(24,194)				(14,158)
Interest expense				(21,805)				(20,006)
Loss on repurchase of debt				—				(2,486)

Income (loss) before income tax expense (benefit)				$359,824				$(162,454)

GAAP underwriting ratios:
Loss and LAE	32.5%	68.4%	74.5%	56.9%	133.0%	64.8%	66.6%	87.8%
Acquisition expense	15.8%	24.7%	21.3%	21.4%	16.5%	24.6%	32.2%	23.5%
Other underwriting expense	8.9%	3.5%	3.6%	5.3%	4.6%	3.1%	1.4%	3.2%

Combined	57.2%	96.6%	99.4%	83.6%	154.1%	92.5%	100.2%	114.5%

Statutory underwriting ratios:
Loss and LAE	32.5%	68.4%	74.5%	56.9%	133.0%	64.8%	66.6%	87.8%
Acquisition expense	15.6%	24.7%	275.7%	20.1%	16.2%	24.3%	32.9%	23.3%
Other underwriting expense	9.4%	3.6%	(73.2%)	6.1%	4.5%	3.1%	1.5%	3.2%

Combined	57.5%	96.7%	277.0%	83.1%	153.7%	92.2%	101.0%	114.3%

See Note on Non-GAAP Financial Measures on page 1.
The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1)	Net losses & LAE are divided by net premiums earned;

(2)	Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and

(3)	Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Property and Marine Segment — by Quarter
($ in thousands)

	Three Months Ended
	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005
Net premiums written	$91,023	83,018	85,624	165,264	$121,703

Net premiums earned	106,637	97,686	113,092	131,544	154,454

Net losses and LAE	41,024	17,181	27,867	59,828	264,442
Net acquisition expenses	15,122	14,895	21,239	19,649	24,546
Other underwriting expenses	12,245	8,608	9,006	10,028	6,479

Total underwriting expenses	68,391	40,684	58,112	89,505	295,467

Segment underwriting income (loss)	$38,246	57,002	54,980	42,039	$(141,013)

GAAP underwriting ratios:
Loss and LAE	38.5%	17.6%	24.6%	45.5%	171.2%
Acquisition expense	14.2%	15.2%	18.8%	14.9%	15.9%
Other underwriting expense	11.5%	8.8%	8.0%	7.6%	4.2%

Combined	64.2%	41.6%	51.4%	68.0%	191.3%

Statutory underwriting ratios
Loss and LAE	38.5%	17.6%	24.6%	45.5%	171.2%
Acquisition expense	13.7%	15.9%	19.5%	14.4%	15.2%
Other underwriting expense	13.5%	10.4%	10.5%	6.1%	5.3%

Combined	65.7%	43.9%	54.6%	66.0%	191.7%

See Note on Non-GAAP Financial Measures on page 1.
The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1)	Net losses & LAE are divided by net premiums earned;

(2)	Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and

(3)	Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Casualty Segment — by Quarter
($ in thousands)

	Three Months Ended
	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005
Net premiums written	$173,725	202,302	199,298	182,350	$187,813

Net premiums earned	191,173	214,427	185,073	173,668	201,088

Net losses and LAE	128,728	149,698	127,824	116,565	136,422
Net acquisition expenses	47,692	54,503	45,168	41,354	51,135
Other underwriting expenses	3,535	9,464	7,688	6,335	6,511

Total underwriting expenses	179,955	213,665	180,680	164,254	194,068

Segment underwriting income	$11,218	762	4,393	9,414	$7,020

GAAP underwriting ratios:
Loss and LAE	67.3%	69.8%	69.1%	67.1%	67.8%
Acquisition expense	24.9%	25.4%	24.4%	23.8%	25.4%
Other underwriting expense	1.8%	4.4%	4.2%	3.6%	3.2%

Combined	94.0%	99.6%	97.7%	94.5%	96.4%

Statutory underwriting ratios:
Loss and LAE	67.3%	69.8%	69.1%	67.1%	67.8%
Acquisition expense	25.3%	25.7%	24.4%	23.4%	26.1%
Other underwriting expense	2.0%	4.7%	3.9%	3.5%	3.5%

Combined	94.6%	100.2%	97.4%	94.0%	97.4%

See Note on Non-GAAP Financial Measures on page 1.
The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1)	Net losses & LAE are divided by net premiums earned;

(2)	Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and

(3)	Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Finite Risk Segment — by Quarter
($ in thousands)

	Three Months Ended
	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005
Net premiums written	$10,825	12,680	24,840	(54,336)	$81,262

Net premiums earned	17,916	27,496	38,900	39,089	87,283

Net losses and LAE	5,184	24,549	31,773	30,381	61,393
Net acquisition expenses	2,824	5,596	9,645	8,236	31,419
Other underwriting expenses	452	1,991	1,019	925	1,477

Total underwriting expenses	8,460	32,136	42,437	39,542	94,289

Segment underwriting income (loss)	$9,456	(4,640)	(3,537)	(453)	$(7,006)

GAAP underwriting ratios:
Loss and LAE	28.9%	89.3%	81.7%	77.7%	70.3%
Acquisition expense	15.8%	20.4%	24.8%	21.1%	36.0%
Other underwriting expense	2.5%	7.2%	2.6%	2.4%	1.7%

Combined	47.2%	116.9%	109.1%	101.2%	108.0%

Statutory underwriting ratios:
Loss and LAE	28.9%	89.3%	81.7%	77.7%	70.3%
Acquisition expense	13.0%	11.7%	11.8%	41.1%	38.8%
Other underwriting expense	4.2%	15.7%	4.1%	(1.7%)	1.8%

Combined	46.1%	116.7%	97.6%	117.1%	110.9%

See Note on Non-GAAP Financial Measures on page 1.
The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1)	Net losses & LAE are divided by net premiums earned;

(2)	Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and

(3)	Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Net Premiums Written — Supplemental Information
($ in thousands)

	Three Months Ended		Twelve Months Ended
	December 31, 2006	December 31, 2005	December 31, 2006	December 31, 2005
Property and Marine
Excess-of-loss	$75,606	112,387	318,260	$412,781
Proportional	15,417	9,316	106,669	162,274

Subtotal Property and Marine	91,023	121,703	424,929	575,055

Casualty
Excess-of-loss	155,125	164,996	663,338	676,276
Proportional	18,600	22,817	94,337	132,755

Subtotal Casualty	173,725	187,813	757,675	809,031

Finite Risk
Excess-of-loss	9,374	12,117	50,220	63,628
Proportional	1,451	69,145	(56,211)	270,008

Subtotal Finite Risk	10,825	81,262	(5,991)	333,636

Combined Segments
Excess-of-loss	240,105	289,500	1,031,818	1,152,685
Proportional	35,468	101,278	144,795	565,037

Total	$275,573	390,778	1,176,613	$1,717,722

	Three Months Ended		Twelve Months Ended
	December 31, 2006	December 31, 2005	December 31, 2006	December 31, 2005
Property and Marine
United States	$65,489	95,507	275,870	$401,270
International	25,534	26,196	149,059	173,785

Subtotal Property and Marine	91,023	121,703	424,929	575,055

Casualty
United States	160,627	177,882	686,278	718,103
International	13,098	9,931	71,397	90,928

Subtotal Casualty	173,725	187,813	757,675	809,031

Finite Risk
United States	16,133	78,380	(12,626)	329,843
International	(5,308)	2,882	6,635	3,793

Subtotal Finite Risk	10,825	81,262	(5,991)	333,636

Combined Segments
United States	242,249	351,769	949,522	1,449,216
International	33,324	39,009	227,091	268,506

Total	$275,573	390,778	1,176,613	$1,717,722

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business — Three Month Summary
($ in thousands)

	Three Months Ended December 31, 2006			Three Months Ended December 31, 2005
	Gross	Net	Net	Gross	Net	Net
	Premiums	Premiums	Premiums	Premiums	Premiums	Premiums
	Written	Written	Earned	Written	Written	Earned
Property and Marine
North American Property Proportional	$13,431	13,431	11,310	21,270	21,270	$28,950
North American Property Catastrophe	34,515	25,549	23,319	28,847	29,804	33,305
North American Property Risk	23,174	19,665	22,096	21,127	21,987	22,706
Other Property	6,843	6,843	5,859	24,197	22,447	23,378
Marine / Aviation Proportional	480	480	1,508	2,107	2,107	2,211
Marine / Aviation Excess	8,536	8,531	9,402	8,567	7,076	9,678
International Property Proportional	3,297	3,297	8,801	2,609	2,609	6,586
International Property Catastrophe	12,434	11,182	19,249	12,366	11,410	21,580
International Property Risk	2,045	2,045	5,093	2,993	2,993	6,060

Subtotal	104,755	91,023	106,637	124,083	121,703	154,454

Casualty
Clash	6,170	6,170	6,806	7,419	7,419	7,891
1st Dollar GL	9,115	9,115	9,566	11,131	11,131	10,135
1st Dollar Other	1,258	1,258	1,165	1,236	1,236	995
Casualty Excess	129,711	129,711	139,164	140,823	140,824	135,192
Accident & Health	11,661	11,663	13,431	7,772	7,722	22,459
International Casualty	7,880	7,880	12,868	6,768	6,768	11,594
International Motor	(981)	(981)	(786)	990	990	1,456
Financial Lines	8,909	8,909	8,959	11,722	11,723	11,366

Subtotal	173,723	173,725	191,173	187,861	187,813	201,088

Finite Risk
Finite Property	3,371	2,271	2,868	12,076	6,774	7,341
Finite Casualty	8,554	8,554	15,048	73,073	73,073	78,527
Finite Accident & Health	—	—	—	1,415	1,415	1,415

Subtotal	11,925	10,825	17,916	86,564	81,262	87,283

Total	$290,403	275,573	315,726	398,508	390,778	$442,825

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business — Twelve Month Summary
($ in thousands)

	Twelve Months Ended December 31, 2006			Twelve Months Ended December 31, 2005
	Gross	Net	Net	Gross	Net	Net
	Premiums	Premiums	Premiums	Premiums	Premiums	Premiums
	Written	Written	Earned	Written	Written	Earned
Property and Marine
North American Property Proportional	$63,990	63,990	70,337	100,848	100,848	$101,447
North American Property Catastrophe	134,554	85,290	87,693	100,811	94,925	93,775
North American Property Risk	105,599	89,066	92,785	105,748	100,690	96,663
Other Property	39,910	37,524	38,900	106,853	104,808	105,696
Marine / Aviation Proportional	(151)	(151)	6,165	12,295	12,295	10,263
Marine / Aviation Excess	33,268	33,263	32,751	42,418	36,264	39,997
International Property Proportional	28,021	28,021	26,932	24,429	24,429	22,820
International Property Catastrophe	90,386	69,187	74,019	80,395	78,017	76,270
International Property Risk	18,739	18,739	19,377	22,779	22,779	22,242

Subtotal	514,316	424,929	448,959	596,576	575,055	569,173

Casualty
Clash	26,076	26,076	26,500	34,249	34,249	34,337
1st Dollar GL	42,479	42,479	45,523	48,964	48,964	42,181
1st Dollar Other	4,178	4,178	3,995	4,290	4,290	3,299
Casualty Excess	546,943	546,943	535,032	523,220	523,220	514,481
Accident & Health	46,604	46,513	62,267	86,182	85,982	93,205
International Casualty	43,083	43,083	45,354	51,116	51,116	46,746
International Motor	1,866	1,883	1,909	4,247	4,314	11,096
Financial Lines	46,520	46,520	43,761	56,896	56,896	44,284

Subtotal	757,749	757,675	764,341	809,164	809,031	789,629

Finite Risk
Finite Property	20,982	11,856	12,019	41,847	16,067	21,180
Finite Casualty	(18,238)	(18,238)	110,991	314,415	314,416	317,882
Finite Accident & Health	391	391	391	3,153	3,153	16,859

Subtotal	3,135	(5,991)	123,401	359,415	333,636	355,921

Total	$1,275,200	1,176,613	1,336,701	1,765,155	1,717,722	$1,714,723

Platinum Underwriters Holdings, Ltd.
Key Ratios, Share Data, Ratings

	As of and for the Three Months Ended
	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005
Key Ratios

Combined ratio (%)	81.3%	84.4%	83.5%	85.2%	131.9%

Invested assets to shareholders’ equity ratio	2.28:1	2.36:1	2.45:1	2.46:1	2.49:1

Debt to total capital (%)	13.6%	14.2%	15.2%	15.7%	16.0%

Net premiums written (annualized) to shareholders’ equity	0.59	0.67	0.76	0.74	1.01

Share Data
Book value per common share (a)	$28.33	$26.93	$24.71	$23.83	$23.22
Common shares outstanding (000’s)	59,672	59,639	59,546	59,190	59,127

Market Price Per Common Share
High	$31.41	$31.11	$30.00	$32.30	$31.70
Low	29.51	27.34	26.14	28.00	27.10
Close	$30.94	$30.83	$27.98	$29.10	$31.07

Industry Ratings
Financial Strength Rating
A.M. Best Company, Inc.	A	A	A	A	A
Counterparty Credit Ratings (senior unsecured)
A.M. Best Company, Inc.	bbb	bbb	bbb	bbb	bbb
Standard & Poor’s Ratings Services	BBB	BBB	BBB	BBB	BBB

Supplemental Data
Total employees	160	155	153	159	163
See Note on Non-GAAP Financial Measures on page 1.

(a)	Book value per common share is based on shareholders’ equity excluding capital attributable to preferred shares and actual common shares outstanding including unvested restricted common shares. Unvested restricted common shares were as follows:

December 31, 2006 — 86,937; September 30, 2006 — 93,080; June 30, 2006 and March 31, 2006 — 97,252.

Platinum Underwriters Holdings, Ltd.
Investment Portfolio
($ in thousands)

	December 31, 2006		December 31, 2005
	Fair Market	Weighted Average	Fair Market	Weighted Average
	Value	Book Yield	Value	Book Yield
Securities
U.S. Government	$153,794	4.4%	$139,585	4.1%
Corporate bonds	1,527,211	4.5%	1,386,157	4.4%
Mortgage-backed and asset-backed securities	1,328,967	5.1%	1,141,931	4.8%
Municipal bonds	197,598	3.0%	212,361	3.0%
Foreign governments and states	127,075	3.9%	107,669	3.6%

Total Fixed Maturities	3,334,645	4.6%	2,987,703	4.4%
Preferred Stocks	10,772	5.1%	8,186	6.6%

Total	$3,345,417	4.6%	$2,995,889	4.4%

	December 31, 2006		December 31, 2005
	Amount	% of Total	Amount	% of Total
Credit Quality of Investment Grades*
Aaa	$2,068,357	61.8%	$1,600,733	53.4%
Aa	512,978	15.3%	521,148	17.4%
A	670,974	20.1%	757,452	25.3%
Baa	93,108	2.8%	116,556	3.9%

Total	$3,345,417	100.0%	$2,995,889	100.0%

Credit Quality
Weighted average credit quality	Aa2		Aa2

*	Rated using external rating agencies (primarily Moody’s).
(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality, Baa — Investment Grade)

Platinum Underwriters Holdings, Ltd.
Net Realized Gains (Losses) on Investments — by Country
($ in thousands)

	Three Months Ended		Twelve Months Ended
	December 31, 2006	December 31, 2005	December 31, 2006	December 31, 2005
Net Realized Capital Gains (Losses)
United States	$56	7	76	$69
United Kingdom	(14)	309	(16)	153
Bermuda	1,026	(2,300)	1,030	(3,268)

Total	$1,068	(1,984)	1,090	$(3,046)

Platinum Underwriters Holdings, Ltd.
Analysis of Losses and LAE
($ in thousands)

	Analysis of Losses and LAE
	Year Ended December 31, 2006 (a)				Year Ended December 31, 2005 (b)
				Paid to				Paid to
	Gross	Ceded	Net	Incurred %	Gross	Ceded	Net	Incurred %
Paid losses and LAE	$752,093	31,504	$720,589	94.7%	$636,640	35,736	$600,904	39.9%
Change in unpaid losses and LAE	26,743	(13,270)	40,013		958,128	53,607	904,521

Losses and LAE incurred	$778,836	18,234	$760,602		$1,594,768	89,343	$1,505,425

	Analysis of Unpaid Losses and LAE
	As of December 31, 2006				As of December 31, 2005
	Gross	Ceded	Net	%	Gross	Ceded	Net	%
Outstanding losses and LAE	$719,847	21,597	$698,250	30.0%	$511,745	13,576	$498,169	22.0%
Incurred but not reported	1,648,635	20,658	1,627,977	70.0%	1,812,245	41,759	1,770,486	78.0%

Unpaid losses and LAE	$2,368,482	42,255	$2,326,227	100.0%	$2,323,990	55,335	$2,268,655	100.0%

(a)	Gross and ceded losses and LAE incurred includes effects of foreign currency exchange rate movements of $17,749 and $190, respectively

(b)	Gross losses and LAE incurred includes effects of foreign currency exchange rate movements of $15,093.

Platinum Underwriters Holdings, Ltd.
Summary of Favorable (Unfavorable) Development of Losses and Related Premiums & Commissions
($ in thousands)

	Three Months Ended December 31, 2006				Three Months Ended December 31, 2005
	Property and				Property and
	Marine	Casualty	Finite Risk	Total	Marine	Casualty	Finite Risk	Total
Non-Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	$7,146	9,112	1,741	17,999	16,957	(1,442)	4,801	$20,316
Net premium adjustments related to loss development	—	—	—	—	—	—	—	—
Net commission adjustments related to loss development	(607)	(1,407)	17	(1,997)	(6,561)	(164)	(4,427)	(11,152)

Net favorable (unfavorable) development	6,539	7,705	1,758	16,002	10,396	(1,606)	374	9,164

Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	3,600	—	5,564	9,164	6,814	—	(5,000)	1,814
Net premium adjustments related to loss development	35	—	(1,511)	(1,476)	(59)	—	1,125	1,066
Net commission adjustments related to loss development	—	—	—	—	—	—	—	—

Net favorable (unfavorable) development	3,635	—	4,053	7,688	6,755	—	(3,875)	2,880

Total net favorable (unfavorable) development	$10,174	7,705	5,811	23,690	17,151	(1,606)	(3,501)	$12,044

	Twelve Months Ended December 31, 2006				Twelve Months Ended December 31, 2005
	Property and				Property and
	Marine	Casualty	Finite Risk	Total	Marine	Casualty	Finite Risk	Total
Non-Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	$50,869	9,424	(4,179)	56,114	63,020	15,913	16,297	$95,230
Net premium adjustments related to loss development	—	—	—	—	—	—	—	—
Net commission adjustments related to loss development	(3,067)	318	464	(2,285)	(6,489)	(385)	(8,916)	(15,790)

Net favorable (unfavorable) development	47,802	9,742	(3,715)	53,829	56,531	15,528	7,381	79,440

Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	3,448	—	1,184	4,632	(11,722)	—	13,806	2,084
Net premium adjustments related to loss development	(1,306)	—	(1,387)	(2,693)	2,685	—	(4,953)	(2,268)
Net commission adjustments related to loss development	—	—	—	—	—	—	—	—

Net favorable (unfavorable) development	2,142	—	(203)	1,939	(9,037)	—	8,853	(184)

Total net favorable (unfavorable) development	$49,944	9,742	(3,918)	55,768	47,494	15,528	16,234	$79,256

Platinum Underwriters Holdings, Ltd.
Estimated Exposures to Peak Zone Property Catastrophe Losses
As of January 1, 2007
($ in millions)
Estimated Probable Maximum Losses by Zone and Peril

		20 Year Return Period		100 Year Return Period		250 Year Return Period
Zones	Perils	Estimated Gross Loss	Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss
United States / Caribbean	Hurricane	$155	123	360	266	458	$346
United States	Earthquake	105	95	339	267	422	347
Pan-European	Windstorm	156	156	323	323	374	374
Japan	Earthquake	15	15	114	114	287	287
Japan	Typhoon	$8	8	92	79	133	$113
Indicative Catastrophe Scenarios

Estimated Company Net
Catastrophe Scenarios	Loss Interquartile Range
Category 3 U.S. / Caribbean Hurricane	$8-29
Category 4 U.S. / Caribbean Hurricane	15-66
Magnitude 6.9 California Earthquake	0-15
Magnitude 7.5 California Earthquake	$4-88
The Company has developed the estimates of losses expected from certain catastrophes for its portfolio of property, marine, workers’ compensation, and personal accident contracts using commercially available catastrophe models, which are applied and adjusted by the Company. These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, and the cost of rebuilding property in a zone, among other assumptions. These estimates do not include any losses that may be expected to arise from the Company’s casualty portfolio as a result of such catastrophes. Return period refers to the frequency with which losses of a given amount or greater are expected to occur.
Gross loss estimates are before income tax and net of reinstatement premiums. Net loss estimates are before income tax, net of reinstatement premiums, and net of retrocessional recoveries. Ranges shown for indicative catastrophe scenarios are interquartile reflecting the middle 50% of indications. That is, 25% of indications fall below the low end of a given range and 25% of indications fall above the high end of that range. Thus, an actual event may produce losses that fall materially outside the indicated ranges.
The estimates set forth above are based on assumptions that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly misestimate actual losses. Such estimates, therefore, should not be considered as a representation of actual losses. Investors should not rely on the foregoing information when considering investment in the Company. The Company undertakes no duty to update or revise such information to reflect the occurrence of future events.